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                                                                    Exhibit 32.1

 CERTIFICATION OF CHIEF EXECUTIVE OFFICER, PRESIDENT AND CHIEF FINANCIAL OFFICER

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of AMB Property Corporation (the "Company"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: August 12, 2003
                                                     /s/ Hamid R. Moghadam
                                                     ---------------------------
                                                     Hamid R. Moghadam
                                                     Chairman of the Board and
                                                       Chief  Executive Officer


                                                     /s/ W. Blake Baird
                                                     ---------------------------
                                                     W. Blake Baird
                                                     President and Director


                                                     /s/ Michael A. Coke
                                                     ---------------------------
                                                     Michael A. Coke
                                                     Chief Financial Officer and
                                                       Executive Vice President


     The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.